NORTHSTAR EQUITY INVESTMENTS
                    Prospectus Supplement dated July 1, 1999
                        to Prospectus dated March 1, 1999

The Underwriter is sponsoring an incentive program for registered representatives of PrimeVest Financial Services, Inc. and Washington Square Securities, Inc. through December 31, 1999 in connection with the sale by its members of shares of the Northstar Mid-Cap Growth Fund. The Underwriter has agreed to provide such registered representatives with an additional 0.15% in sales commissions with respect to sales of all classes of the Northstar Mid-Cap Growth Fund that exceed $50,000.

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This Supplement supercedes all preceding Supplements.